Exhibit (10)Y

September 3, 2013

To the Banks party to the Credit Agreement referred to below
c/o Bank of America, N.A., as Administrative Agent for such Banks
222 Broadway, 14th Floor, NY3-222-14-03
New York, New York 10038
Attention: Agency Management Group

Re: Second Extension and Amendment of Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Five Year Credit Agreement dated as of October 14, 2011, as amended, among Target Corporation (the “Borrower”), the Banks (as defined therein) party thereto from time to time and Bank of America, N.A., as administrative agent (as previously amended and as amended hereby, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement).

(a)	Pursuant to Section 2.18 of the Credit Agreement, the Borrower hereby requests that the Termination Date of the Commitments be extended from October 13, 2017 to October 12, 2018.

(b)	In addition, the Borrower requests that the following amendments be made to the Credit Agreement:

(i)	Section 2.15 shall be deleted in its entirety and replaced with the following:

Section 2.15 Withholding Tax Exemption.

At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form W-8 (including Form W-8BEN, W-8ECI or W-8IMY, as applicable), and such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Agent, certifying that such Bank is entitled to receive payments under this Agreement and its Note, if applicable, without deduction or withholding of any United States federal income taxes or any United States federal withholding taxes under FATCA (defined below). Each Bank that is not incorporated under the laws of the United States of America or a state thereof further undertakes to deliver to the Agent on behalf of the Borrower two additional copies of such form or other documentation (or a successor form or documentation) on or before the date that such form or documentation expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form or documentation so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and its Notes, if applicable, without deduction or withholding of any United States federal income taxes or any United States federal withholding taxes under FATCA, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax or United States federal withholding taxes under FATCA. For purposes of this Section 2.15, “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

(ii)
Section 8.03(a) shall be amended by adding the following language at the end of the parenthetical at the end of Section 8.03(a)(i): “and except for any U.S. federal withholding taxes imposed under FATCA”.

(iii)
Section 9.03(b) shall be amended by adding the following at the end of the first sentence thereof: “, and further provided that no Indemnitee shall be indemnified for any U.S. federal withholding taxes imposed under FATCA”.

(iv)	Section 9.6(b) shall be amended by adding the following language at the thereof:

Each Bank that sells a participating interest shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the obligations under this Agreement (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations hereunder) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participating interest for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

Clause (b) of this Second Extension and Amendment shall become effective when, and only, when, the Administrative Agent shall have received counterparts of this Second Extension and Amendment executed by us and the Required Banks. The amendments set forth in clause (b) above are subject to the provisions of Section 9.05 of the Credit Agreement.

The Credit Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Extension and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions of this Second Extension and Amendment, please evidence such agreement and indicate your response to the request for extension of the Termination Date by executing and returning three original counterparts of this Second Extension and Amendment to Rebecca Chaffin, Esq., McGuireWoods, LLP, 201 North Tryon Street, Suite 3000, Charlotte, North Carolina 28202 by September 17, 2013.

This Second Extension and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Extension and Amendment by telecopy or .pdf shall be effective as delivery of a manually executed counterpart of this Second Extension and Amendment.

[Signature Pages Follow.]

This Second Extension and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

TARGET CORPORATION

By:	/s/ Sara Ross
Name:	Sara Ross
Title:	Assistant Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

CITIBANK, N.A.

By:	/s/ Carolyn A. Kee
Name:	Carolyn A. Kee
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sarah Freedman
Name:	Sarah Freedman
Title:	Executive Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Peter Kiedrowski
Name:	Peter Kiedrowski
Title:	Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ludmila Yakovlev
Name:	Ludmila Yakovlev
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

THE BANK OF TOKYO-MITSUBISHI,
LTD.

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

BARCLAYS BANK PLC

By:	/s/ Naom Azachi
Name:	Naom Azachi
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

HSBC BANK USA, NATIONAL
ASSOCIATION

By:	/s/ Alan Vitulich
Name:	Alan Vitulich
Title:	Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

FIFTH THIRD BANK

By:	/s/ Gary S. Losey
Name:	Gary S. Losey
Title:	VP – Corporate Banking

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

TORONTO DOMINION (NEW YORK)
LLC

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

DEUTSCHE BANK AG NEW YORK
BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

STATE STREET BANK & TRUST
COMPANY

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ David W. Kee
David W. Kee
Managing Director

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]

FIRST HAWAIIAN BANK

By:	/s/ Derek Chang
Name:	Derek Chang
Title:	Vice President

[SIGNATURE PAGE TO 2013 EXTENSION AND AMENDMENT]